UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
ENSOURCE ENERGY INCOME FUND LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-32683 (Commission File Number)	20-2668934 (I.R.S. Employer Identification No.)

7500 San Felipe, Suite No. 440 Houston, Texas (Address of principal executive offices)	77063 (Zip Code)
Registrant’s telephone number, including area code:
(713) 659-1794
(888) 844-1784
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 3, 2006, Ensource Energy Income Fund LP issued a press release announcing the extension until 5:00 p.m. New York City time on May 31, 2006 of its offer to exchange for each depositary units of Eastern American Natural Gas Trust (NYSE: NGT) accepted for exchange one whole common unit representing limited partner interests of the partnership and a pro rata portion of a special cash distribution of $5.9 million. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated April 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENSOURCE ENERGY INCOME FUND LP
By: Ensource Energy Partners, LP
its general partner
By: Ensource Energy Company LLC,
its general partner

Date: April 3, 2006	By:	/s/ Scott W. Smith
	Name:	Scott W. Smith
	Title:	President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 3, 2006.